EXHIBIT 10.6

Chart Industries, Inc.

Form of 2005 Half-Year Management Incentive Compensation Plan Award Conditions

PURPOSE

The Half-Year Management Incentive Compensation Plan is a special incentive plan which has been designed to create an increased focus on achieving the established EBITDAR performance targets though the June 30, 2005 time frame. The Half-Year Management Incentive Compensation plan is a subset of the “2005 Incentive Compensation plan” and is not accretive to that plan.

SCOPE

This plan applies to select members of the Chart management team.

OVERVIEW

The Half-Year Management Incentive Compensation Plan is designed to reward Business Unit and Chart Consolidated Performance if the 2005-0 plan performance targets are achieved through the June 30, 2005 time frame. Obtaining that level of performance will guarantee that the incentive earned through that date can not be lost because of a decline in Business Unit and/or Chart consolidated performance through the remainder of 2005 or if a participant’s employment is terminated “without good cause”. Failure to meet the 2005-0 Performance targets through the June 30, 2005 period has no impact on the potential to earn incentive under the 2005 Incentive Compensation Plan. Any earned incentive will be paid according to the terms and conditions of the 2005 Incentive Compensation Plan.

2005 INCENTIVE COMPENSATION PLAN

A. 2005-0 Performance Targets through June 30, 2005. The 2005-0 Performance Targets through June 30, 2005 have been set using earnings before interest, taxes, depreciation, amortization and restructuring charges (EBITDAR) targets (see Performance Targets below in Table A). Meeting and exceeding the Operating Group EBITDAR performance target and the Chart consolidated EBITDAR performance target can earn up to 50% of the individuals 100% Incentive Target. Actual Operating Group or Chart Consolidated EBITDAR performance below the 100% EBITDAR Performance targets in Table A negates the “earning” of any incentive under the Half-Year Management Incentive Compensation Plan. However, participants will continue to be eligible to earn incentives under the 2005 Incentive Compensation Plan.

Table A

EBITDAR Performance Targets
(Net of Incentives, in 000’s)
Half Year Performance Target
E&C	$
D&S
BioMed
BioMed-Denver
Consolidated	$

Chart Industries, Inc.

Form of 2005 Half-Year Management Incentive Compensation Plan Award Conditions

As an example, if E&C’s and Chart’s actual EBITDAR performance through June 30, 2005 were as outlined below in Table B, and an E&C employee’s Incentive Target were $10,000 and they were in the 50% Group Performance, 50% Chart Performance category, then the actual earned incentive would be as follows:

a)	E&C Group Component: ($10,000 X 50%) X 0.00% = $0.00

b)	Chart Consolidated Component: ($10,000 X 50%) X 0.00%* = $0.00

Total Payout ($0.00 + $0.00) = $0.00

*	No Chart Consolidated Component incentive is earned under the 2005 Half-Year Management Incentive Compensation Plan through 6/30/05 because the E&C actual EBITDAR performance is below the 100% target for the E&C Group and thus the employee will not earn any incentive under the Chart Consolidated component either.

Table B

EBITDAR Performance Targets		Actual EBITDAR
(Net of Incentives, in 000’s)		Performance Example
	Half Year Performance Target	Actual Performance (EBITDAR)	% Performance
E&C	$		$0.00%
Consolidated	$		$100.00%

B.	Actual EBITDAR performance above the 100% Performance Target, as outlined in Table A, entitles the employee to earn 50% of their 100% incentive target.

As an example, if E&C’s and Chart’s forecasted EBITDAR performance through June 30, 2005 were as outlined below in Table C, then that same E&C employee with a $10,000 incentive target would have a “minimum earned incentive” as outlined below:

1.	E&C Component: ($10,000 X 50%) X 100.00% = $5,000.00 X 50% = $2,500.00

2.	Chart Component: ($10,000 X 50%) X 100.00% = $5,000.00 X 50% = $2,500.00

Total “Minimum Earned” ($2,500.00 + $2,500.00) = $5,000.00

Table C

EBITDAR Performance Targets		Actual EBITDAR
(Net of Incentives, in 000’s)		Performance Example
	Half Year Performance Target	Actual Performance (EBITDAR)	% Performance
E&C	$		$100.00%
Consolidated	$		$100.00%

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Chart Industries, Inc.

Form of 2005 Half-Year Management Incentive Compensation Plan Award Conditions

C.	OTHER 2005 INCENTIVE COMPENSATION PLAN CONDITIONS

1.	The terms and conditions of the 2005 Incentive Compensation Plan govern the actual payout of any earned incentive under the 2005 Half-Year Management Incentive Compensation Plan.

2.	Failure to achieve the performance targets above in Table A, have no affect on the overall incentive which could be earned under the 2005 Incentive Compensation Plan.

3.	Termination with Good Cause is defined as:

a.	being indicted by a state or federal grand jury of committing a felony; or

b.	committing an act or acts of personal dishonesty intended to result in substantial personal enrichment at the expense of Chart or its subsidiaries; or

c.	gross neglect of duties, which neglect had a significant adverse affect on Chart or its business.

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